SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Commonwealth Trust II
(Name of Registrant as Specified In Its Charter)

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Materials

(Roger T. Servison's picture appears here.)

PLEASE CAST YOUR VOTE NOW!

Fidelity® International Enhanced Index Fund

Fidelity® Large Cap Core Enhanced Index Fund

Fidelity Large Cap Growth Enhanced Index Fund

Fidelity Large Cap Value Enhanced Index Fund

Fidelity Mid Cap Enhanced Index Fund

Fidelity Small Cap Enhanced Index Fund

Dear Shareholder:

A special meeting of shareholders of the Fidelity funds mentioned above will be held on September 5th 2014. The purpose of the meeting is to provide you with the opportunity to vote on an important proposal that affects the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the interests of shareholders. They recommend that you vote for this proposal.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card, enter the control number found on the card, and follow the recorded or on-line instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-8544. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
(The chairman's signature appears here.)

Roger T. Servison
Chairman of the Board

Important information to help you understand and vote on the proposal

Please read the full text of the Proxy Statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on the following proposal:

To elect a Board of Trustees. The Strategic Advisers Funds Board of Trustees, with the support of Fidelity Management & Research Company (FMR) and Strategic Advisers, Inc. (Strategic Advisers), wish to move the oversight of the funds to Fidelity's Fixed Income and Asset Allocation Fund Board (new Board). In conjunction with this proposal, you are being asked to elect a Board of Trustees to oversee the funds you own.

Questions on the Proposal

Why did the Strategic Advisers Funds Board of Trustees decide to move the oversight of the funds to Fidelity's Fixed Income and Asset Allocation Fund Board?

Fidelity's mutual fund business and the broader mutual fund marketplace continue to expand and evolve. The funds are currently overseen by the Strategic Advisers Funds Board (current Board), but have retail distribution and servicing characteristics that are more aligned with the retail funds overseen by the new Board, which have similar servicing arrangements. The current Trustees, together with FMR and Strategic Advisers, believe that moving oversight of the funds to the new Board will streamline oversight of the funds' service providers and distribution arrangements. In addition, because the new Board currently oversees several funds that are managed by Strategic Advisers and/or Geode, the current Trustees also believe that moving oversight of the funds to the new Board will result in greater efficiencies in Board reporting among Fidelity's multiple Boards. The decision to move oversight of the funds to the new Board will allow both Boards to more narrowly focus on specific issues that will impact the servicing and distribution of the particular funds under that Board's oversight. The new Board will be able to leverage its current oversight of retail funds to focus on the unique service arrangements applicable to such funds. Conversely, the current Board will be able to focus its time on overseeing the multi-manager arrangements in place for the remaining funds overseen by the current Board.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

What is the affiliation of the Board and Fidelity?

The current Board consists of six individuals. The purpose of the Board is to ensure that shareholders' best interests are protected in the operation of a mutual fund. There are two "Interested" trustees and four "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with Strategic Advisers. Interested Trustees are compensated by Strategic Advisers. Independent Trustees have no affiliation with Strategic Advisers and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board. You can find the compensation table, which details these fees, in the proxy statement.

General Questions on the Proxy

Has the funds' Board of Trustees approved the proposal?

Yes. The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe that the proposal is in the interests of shareholders. They recommend that you vote FOR the proposal.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is July 7, 2014.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity 1-800-544-8544.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 5, 2014

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.2votemyproxy.com/materials

FIDELITY® INTERNATIONAL ENHANCED INDEX FUND
FIDELITY LARGE CAP CORE ENHANCED INDEX FUND
FIDELITY LARGE CAP GROWTH ENHANCED INDEX FUND
FIDELITY LARGE CAP VALUE ENHANCED INDEX FUND
FIDELITY MID CAP ENHANCED INDEX FUND
FIDELITY SMALL CAP ENHANCED INDEX FUND
FUNDS OF
FIDELITY COMMONWEALTH TRUST II

245 Summer Street, Boston, Massachusetts 02210
1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity® International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund (the funds), will be held at an office of Fidelity Commonwealth Trust II (the trust), 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston's South Station) on September 5, 2014, at 2:00 p.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

The Board of Trustees has fixed the close of business on July 7, 2014 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
MARC BRYANT Secretary

July 21, 2014

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the Proxy Statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY COMMONWEALTH TRUST II:
FIDELITY INTERNATIONAL ENHANCED INDEX FUND
FIDELITY LARGE CAP CORE ENHANCED INDEX FUND
FIDELITY LARGE CAP GROWTH ENHANCED INDEX FUND
FIDELITY LARGE CAP VALUE ENHANCED INDEX FUND
FIDELITY MID CAP ENHANCED INDEX FUND
FIDELITY SMALL CAP ENHANCED INDEX FUND

TO BE HELD ON SEPTEMBER 5, 2014

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Commonwealth Trust II (the trust) to be used at the Special Meeting of Shareholders of Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund (the funds) and at any adjournments thereof (the Meeting), to be held on September 5, 2014 at 2:00 p.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Strategic Advisers, Inc. (Strategic Advisers), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about July 21, 2014. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity International Enhanced Index Fund	$ 12,300	$ 200
Fidelity Large Cap Core Enhanced Index Fund	$ 75,500	$ 500
Fidelity Large Cap Growth Enhanced Index Fund	$ 33,100	$ 400
Fidelity Large Cap Value Enhanced Index Fund	$ 45,400	$ 600
Fidelity Mid Cap Enhanced Index Fund	$ 49,400	$ 600
Fidelity Small Cap Enhanced Index Fund	$ 62,200	$ 800

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

As a result of the funds' all-inclusive management fee, which includes fund level expenses (with certain exceptions, such as compensation of Independent Trustees), the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by Strategic Advisers. Strategic Advisers will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of Strategic Advisers, each fund's investment advisor, and Fidelity Management & Research Company (FMR), each fund's administrator, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917. The principal business address of Geode Capital Management, LLC (Geode), sub-adviser to the funds, is One Post Office Square, 28th Floor, Boston, Massachusetts 02109.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the trust's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each fund of the trust issued and outstanding as of May 31, 2014 are indicated in the following table:

Number of Shares
Fidelity International Enhanced Index Fund	6,256,389
Fidelity Large Cap Core Enhanced Index Fund	41,733,544
Fidelity Large Cap Growth Enhanced Index Fund	18,003,703
Fidelity Large Cap Value Enhanced Index Fund	31,826,194
Fidelity Mid Cap Enhanced Index Fund	22,575,761
Fidelity Small Cap Enhanced Index Fund	33,494,438

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of each fund on May 31, 2014 was as follows:

Fund Name	Owner Name	City	State	Ownership %
Fidelity International Enhanced Index Fund	FMR LLC	Boston	MA	5.54%
Fidelity Large Cap Value Enhanced Index Fund	Strategic Advisers® U.S. Opportunity II Fund	Boston	MA	20.50%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

Certain shares are registered to Strategic Advisers or a Strategic Advisers affiliate. To the extent that Strategic Advisers or an Strategic Advisers affiliate has discretion, these shares will be voted at the Meeting FOR the proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on July 7, 2014 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund's annual report for the fiscal year ended February 28, 2014 call 1-800-544-8544, visit Fidelity's web site at www.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. With respect to Proposal 1, votes to ABSTAIN will have no effect.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a new Board of Trustees.

Fidelity's mutual fund business and the broader mutual fund marketplace continue to expand and evolve. The funds are currently overseen by the Strategic Advisers Funds Board (current Board), but have retail distribution and servicing characteristics that are more aligned with the retail funds overseen by Fidelity's Fixed Income and Asset Allocation Fund Board (new Board), which have similar servicing arrangements. The current Trustees, together with FMR and Strategic Advisers, believe that moving oversight of the funds to the new Board will streamline oversight of the funds' service providers and distribution arrangements. In addition, because the new Board currently oversees several funds that are managed by Strategic Advisers and/or Geode, the current Trustees also believe that moving oversight of the funds to the new Board will result in greater efficiencies in Board reporting among Fidelity's multiple Boards. The decision to move oversight of the funds to the new Board will allow both Boards to more narrowly focus on specific issues that will impact the servicing and distribution of the particular funds under that Board's oversight. The new Board will be able to leverage its current oversight of retail funds to focus on the unique service arrangements applicable to such funds. Conversely, the current Board will be able to focus its time on overseeing the multi-manager arrangements in place for the remaining funds overseen by the current Board.

In connection with moving oversight of the funds to the new Board, the new Board's Trustees must be put in place to oversee the funds. The Investment Company Act of 1940 (1940 Act) requires that a shareholder meeting be held to elect Trustees under such circumstances.

The funds will transition under the new Board on or about the close of business on September 30, 2014, or, if later, immediately after the last election is held to elect Trustees in connection with this proposal. If the proposal is approved by your funds' shareholders and the funds are transitioned under the new Board, the Trustees of the Strategic Advisers Funds Board (current Trustees) will be asked to resign as Trustees of the funds effective on or about the close of business on September 30, 2014. Pursuant to the provisions of the Trust Instrument of the Trust, the number of Trustees is fixed at seven Trustees. It is expected that prior to the change in oversight of the funds, the current Board will vote to fix the number of Trustees for the Trust at 10 Trustees to accommodate the new Board structure. It is intended that the enclosed proxy will be voted for the nominees listed below, unless such authority has been withheld in the proxy. The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new Board.

The current Independent Trustees recommended each Trustee. As of July 11, 2014, except for Elizabeth S. Acton and James C. Curvey, each of the nominees oversees 222 funds. Ms. Acton oversees 204 funds. Mr. Curvey oversees 395 funds.

Nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**
James C. Curvey (1935)

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), a Director of FMR Co., Inc. (2007-2014) and was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Abigail P. Johnson (1961)

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of FMR LLC (2013-present), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*
Elizabeth S. Acton (1951)

Ms. Acton serves as Trustee or Member of the Advisory Board of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (1942)

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Mr. Gartland serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Mr. Johnson serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Mr. Kenneally serves as Trustee of other Fidelity funds. Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity funds before joining the Board of Trustees (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Mr. Keyes serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (1946)

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002).

Kenneth L. Wolfe (1939)

Mr. Wolfe serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of other Fidelity funds (2008-2012).

* The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

As of May 31, 2014, the Trustees and nominees for election as Trustees and the officers of each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

During the period March 1, 2013 through May 31, 2014, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the new Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

It is expected that the new Trustees, composed of two interested and eight independent Trustees, will meet at least six times a year at regularly scheduled meetings. For more information about the Current Trustees who are not nominees in this Proxy Statement, please see "Current Trustees, Advisory Board Members, and Officers of the Funds" beginning on page (Click Here). For information about the funds' current Board structure and risk oversight function, and current and proposed standing committees of the funds' Trustees, refer to the section entitled "Board Structure and Oversight Function and Standing Committees of the Funds' Current Trustees" beginning on page (Click Here).

The dollar range of equity securities beneficially owned as of June 30, 2014 by each nominee and Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix A.

Trustee compensation information for each fund of the current Board is included in Appendix B.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

CURRENT TRUSTEES, ADVISORY BOARD MEMBERS AND OFFICERS OF THE FUNDS

Roger T. Servison, Derek L. Young, Peter C. Aldrich, Amy Butte Liebowitz, Ralph F. Cox, and Karen Kaplan are currently Trustees of the trust. Howard E. Cox, Jr. and Mary C. Farrell are Members of the Advisory Board of Fidelity Commonwealth Trust II. The officers of the funds include: Elizabeth Paige Baumann, Marc Bryant, Margaret A. Carey, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Kenneth B. Robins, Nicholas E. Steck, and Bruce Treff.

The trust's current Board, which is composed of two Interested and four Independent Trustees, met five times during the fiscal year ended February 28, 2014. The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**
Roger T. Servison (1945)
Year of Election or Appointment: 2006 Trustee Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)
Year of Election or Appointment: 2012 Trustee

Mr. Young also serves as Trustee or an officer of other funds. He is President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

** The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience*
Peter C. Aldrich (1944)
Year of Election or Appointment: 2006 Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)
Year of Election or Appointment: 2011 Trustee

Ms. Butte Liebowitz also serves as Trustee of other funds. Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)
Year of Election or Appointment: 2006 Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Karen Kaplan (1960)
Year of Election or Appointment: 2006 Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Member of the Board of Directors of Jobs for Massachusetts (2012-present), Member of the National Association of Corporate Directors Chapter (2012-present), and Member of the Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

* The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

The officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mary C. Farrell may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupation*
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009 Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Mary C. Farrell (1949)
Year of Election or Appointment: 2013 Member of the Advisory Board

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and the Board of Trustees of Fidelity Rutland Square Trust II.

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc Bryant (1966)
Year of Election or Appointment: 2010 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as an officer of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Margaret A. Carey (1973)
Year of Election or Appointment: 2009 Assistant Secretary

Ms. Carey also serves as Assistant Secretary of other funds. Ms. Carey serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2011 Vice President and Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2012 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Kenneth B. Robins (1969)
Year of Election or Appointment: 2010 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Nicholas E. Steck (1964)
Year of Election or Appointment: 2009 Chief Financial Officer

Mr. Steck also serves as Chief Financial Officer of other funds. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)
Year of Election or Appointment: 2013 Chief Compliance Officer

Mr. Treff also serves as Compliance Officer of other funds. Mr. Treff serves as Senior Vice President of Asset Management Compliance (2013-present). Prior to joining Fidelity Investments, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND
STANDING COMMITTEES OF THE FUNDS' CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Roger T. Servison is an Interested Trustee and currently serves as Chairman. The Trustees have determined that an Interested Chairman is appropriate and benefits shareholders because an Interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through Strategic Advisers, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the funds' activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee, as discussed below.

The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees. The new Board has a committee structure consisting of four standing committees: an Audit Committee, an Operations Committee, a Governance and Nominating Committee, and a Fair Valuation Committee. See Appendix C for a description of the standing committees of the new Board.

The Audit and Compliance Committee is composed of Ms. Butte Liebowitz (Chair), Mr. Aldrich, Mr. Ralph Cox, and Ms. Kaplan. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the Securities and Exchange Commission (SEC) under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the funds' Treasurer, the funds' Chief Financial Officer (CFO), the funds' Chief Compliance Officer (CCO), personnel responsible for the internal audit function of FMR LLC, and the funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers, (ii) the financial reporting processes of the funds, (iii) the independence, objectivity and qualification of the auditors to the funds, (iv) the annual audits of the funds' financial statements, and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (Auditor Independence Regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the funds' and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the funds' internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the funds' internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the funds, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with Strategic Advisers, the funds' Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the funds' major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the funds. The committee also oversees the administration and operation of the compliance policies and procedures of the funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws. During the fiscal year ended February 28, 2014, the committee held five meetings.

The Governance and Nominating Committee is composed of Mr. Ralph Cox (Chair), Mr. Aldrich, and Mses. Butte Liebowitz, and Kaplan. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. During the fiscal year ended February 28, 2014, the committee held four meetings. A current copy of the Governance and Nominating Committee Charter is attached here as Exhibit 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to Strategic Advisers and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relate directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

The trust's Audit Committee has considered non-audit services that were not pre-approved and that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each of the fiscal years ended February 28, 2014 and February 28, 2013, the fees billed by PwC for services rendered to each fund are shown in the table below.

2014A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$ 43,000	$ -	$ 4,000	$ 1,400
Fidelity Large Cap Core Enhanced Index Fund	$ 43,000	$ -	$ 4,000	$ 1,400
Fidelity Large Cap Growth Enhanced Index Fund	$ 43,000	$ -	$ 4,000	$ 1,400
Fidelity Large Cap Value Enhanced Index Fund	$ 43,000	$ -	$ 4,000	$ 1,400
Fidelity Mid Cap Enhanced Index Fund	$ 43,000	$ -	$ 4,000	$ 1,400
Fidelity Small Cap Enhanced Index Fund	$ 43,000	$ -	$ 4,000	$ 1,400
2013A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity International Enhanced Index Fund	$ 47,000	$ -	$ 4,000	$ 500
Fidelity Large Cap Core Enhanced Index Fund	$ 49,000	$ -	$ 4,000	$ 500
Fidelity Large Cap Growth Enhanced Index Fund	$ 44,000	$ -	$ 4,000	$ 500
Fidelity Large Cap Value Enhanced Index Fund	$ 44,000	$ -	$ 4,000	$ 500
Fidelity Mid Cap Enhanced Index Fund	$ 47,000	$ -	$ 4,000	$ 500
Fidelity Small Cap Enhanced Index Fund	$ 45,000	$ -	$ 4,000	$ 500

A Amounts may reflect rounding.

In each of the fiscal years ended February 28, 2014 and February 28, 2013, the fees billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers and that relate directly to the operations and financial reporting of the funds are shown in the table below.

2014A	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$ 4,970,000	$ -	$ 50,000
2013A	Audit- Related Fees	Tax Fees	All Other Fees
PwC	$ 4,755,000	$ -	$ -

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

For each of the fiscal years ended February 28, 2014 and February 28, 2013, the aggregate non-audit fees billed by PwC for services rendered to the funds and any Fund Service Provider are shown in the table below.

2014A	Aggregate Non-Audit Fees
PwC	$ 5,515,000
2013A	Aggregate Non-Audit Fees
PwC	$ 5,430,000

A Amounts may reflect rounding.

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the "de minimis" exception during the funds' last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials in order to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

FIDELITY RUTLAND SQUARE TRUST II/FIDELITY COMMONWEALTH TRUST II

Governance and Nominating Committee Charter

I. Background

The Trust and its series are referred to as the "Funds"; the Boards of Trustees of the Funds are referred to collectively as the "Board of Trustees" and their members are referred to as the "Trustees"; Trustees who are not "interested persons" (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the "Independent Trustees"; and committees of the Boards of Trustees are referred to as "Board Committees". The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II. Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the "Committee").

A. Composition of the Committee

The Committee shall be comprised solely of Independent Trustees. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee.

B. Chair; Functions of the Chair

The Chair of the Committee (the "Chair") shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of one year. A majority of the members of the Committee may designate an acting lead Independent Trustee (and thus acting Chair of the Committee) in the absence of such Chair and any Vice Chair.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair's absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair's absence.

(2) The Chair shall serve as the principal liaison between the Independent Trustees and the Funds' management.

(3) At meetings of the full Board of Trustees, the Chair will report on the Committee's recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

(4) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(5) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C. Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Trust Instrument of the Trust (or other charter document of the Trust), the Bylaws of the Trust and this Charter. The Committee shall meet at least annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of the Trust or the Funds, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Trust and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D. Consultants; Investigations and Studies; Outside Advisors

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisors, including authority to approve fees and other retention terms. Such advisors may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Funds' expense, such independent counsel or other advisors as it deems necessary.

E. Particular Actions of the Committee

The Committee may:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, alternate presiding members and alternate members of each standing or ad hoc Board Committee. The members and the chair of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. If a Board Committee's membership is not comprised of all of the Independent Trustees, it is anticipated that the Board Committee's members will be designated annually, with membership periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and the Funds' management. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(10) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(11) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(12) Monitor the functioning of the Board Committees and make recommendations for any changes, including the creation or elimination of standing or ad hoc Board Committees.

(13) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. If the Committee's membership is not comprised of all of the Independent Trustees, the Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(14) Recommend that the Board establish such special or ad hoc Board Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee's power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual trustee/director, to make such a recommendation at any time.

F. Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees' performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds' or the Board of Trustees' policies, procedures and structures. This report may be written or oral.

III. Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A. Identification of Candidates

The Committee may:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy"), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such role as may be designated by the Board of Trustees, but shall have no advisory functions as to investments. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person's subsequent service as a Trustee.

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B. Selection of Vice Chair

A Vice Chair of the Committee may be chosen in the discretion of the Independent Trustees by majority vote of the Independent Trustees. If elected, such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair's absence.

APPENDIX A

Interested Nominees

DOLLAR RANGE OF FUND SHARES AS OF JUNE 30, 2014	James C. Curvey	Abigail P. Johnson
Fidelity International Enhanced Index Fund	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none
Fidelity Small Cap Enhanced Index Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000
Independent Nominees

DOLLAR RANGE OF FUND SHARES AS OF JUNE 30, 2014	Elizabeth S. Acton	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity International Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none	none	none
Fidelity Small Cap Enhanced Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	none
DOLLAR RANGE OF FUND SHARES AS OF JUNE 30, 2014	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Kenneth L. Wolfe
Fidelity International Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none	none	none
Fidelity Small Cap Enhanced Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Interested Trustees

DOLLAR RANGE OF FUND SHARES AS OF JUNE 30, 2014	Roger T. Servison	Derek L. Young
Fidelity International Enhanced Index Fund	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none
Fidelity Small Cap Enhanced Index Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none
Independent Trustees

DOLLAR RANGE OF FUND SHARES AS OF JUNE 30, 2014	Peter C. Aldrich	Amy Butte Liebowitz	Ralph F. Cox	Karen Kaplan
Fidelity International Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Core Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Growth Enhanced Index Fund	none	none	none	none
Fidelity Large Cap Value Enhanced Index Fund	none	none	none	none
Fidelity Mid Cap Enhanced Index Fund	none	none	none	none
Fidelity Small Cap Enhanced Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none	over $100,000	none

APPENDIX B

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended February 28, 2014, or calendar year ended December 31, 2013, as applicable.

Compensation Table[1]

AGGREGATE COMPENSATION FROM A FUND	Peter C. Aldrich	Amy Butte Liebowitz	Ralph F. Cox	Mary C. Farrell[2]	Karen Kaplan
Fidelity International Enhanced Index Fund	$ 78	$ 80	$ 80	$ 78	$ 78
Fidelity Large Cap Core Enhanced Index Fund	$ 492	$ 506	$ 506	$ 492	$ 492
Fidelity Large Cap Growth Enhanced Index Fund	$ 454	$ 466	$ 466	$ 454	$ 454
Fidelity Large Cap Value Enhanced Index Fund	$ 305	$ 313	$ 313	$ 305	$ 305
Fidelity Mid Cap Enhanced Index Fund	$ 510	$ 525	$ 525	$ 510	$ 510
Fidelity Small Cap Enhanced Index Fund	$ 602	$ 623	$ 623	$ 602	$ 602
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 208,750	$ 208,750	$ 208,750	$ 165,000	$ 208,750

1 Roger T. Servison, Howard E. Cox, Jr., and Derek L. Young are interested persons and are compensated by Strategic Advisers or an affiliate (including FMR).

2 Effective March 5, 2013, Ms. Farrell serves as a Member of the Advisory Board of Fidelity Commonwealth Trust II.

A Reflects compensation received for the calendar year ended December 31, 2013, for 26 funds of two trusts. Compensation figures include cash and may include amounts deferred at the election of Trustees. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Amy Butte Liebowitz, $86,400.

APPENDIX C

STANDING COMMITTEES OF THE NEW BOARD

The new Board has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds under the Board's oversight and their shareholders. Currently, the new Board has three standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Gamper currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended February 28, 2014, the committee held 13 meetings.

The Audit Committee is composed of all of the Independent Trustees, with Mr. Keyes currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' Chief Compliance Officer. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended February 28, 2014, the committee held four meetings.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended February 28, 2014, the committee held three meetings.

The Governance and Nominating Committee is composed of Mr. Gamper (Chair), Ms. Knowles (Vice Chair), and Mr. Johnson. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended February 28, 2014, the committee held eight meetings.

Fidelity, Fidelity Investments & Pyramid Design, and Strategic Advisers are registered service marks of FMR LLC. © 2014 FMR LLC. All rights reserved.

The third party marks appearing above are the marks of their respective owners.

1.9859401.100 GEI-PXS-0714

Form of Proxy Card: Fidelity International Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, and Fidelity Small Cap Enhanced Index Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
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[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Karen Kaplan and Brian J. Blackburn, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on September 5, 2014 at 2:00 p.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

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...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

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NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

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...........................................................................	...........................................................................	[(Insert Trust Name Here)-(Proxy Code Inserted Here)]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1.	To elect a Board of Trustees:
	(01) Elizabeth S. Acton (02) James C. Curvey (03) Albert R. Gamper, Jr. (04) Arthur E. Johnson (05) Abigail P. Johnson	(06) Robert F. Gartland (07) Michael E. Kenneally (08) James H. Keyes (09) Marie L. Knowles (10) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
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Dear Investor,

Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding.

Important notice regarding the availability of proxy materials for the shareholder meeting.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

[Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

How to vote

To vote through the internet, click on the link below and follow the on-line instructions.

Proxy voting (this is a link to the proxy voting page)

When voting you will be required to enter the CONTROL number.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############] (there may be a line above the Control Number)
(use this number to cast your vote)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 ("1-" may/may not be included)] and follow the recorded instructions.

You can access these proxy materials at the following website [address(es)/address[es]]:

[Letter to Shareholders,] Notice of Meeting[,] and Proxy Statement[:]
http://www.xxxxxxx

[Prospectus (included in the case of a merger)[:]
http://www.xxxxxxx]

If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.

Additional information

QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1-877-208-0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET.

ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.

PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com.

Thank you for choosing Fidelity.

[FidelityInvestments and Pyramid Design logo]

[tree with arrow logo]	Choose eDelivery Secure. Convenient. Green. Log in or register at advisor.fidelity.com
View the Fidelity Investments and the Fidelity Funds privacy notice
628563.3.0 FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Investments and pyramid design logo

Notice of Availability of Important Proxy Material

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may be bold)

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these Proxy Materials at the following Web address(es):

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]
http://xxxxx

[[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://xxxxx]

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e-mail].

Sincerely,

Fidelity Investments

The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.

To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

624840.4.0

© 2012 FMR LLC.
All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial Services LLC

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Important proxy material is available for your review

Dear Investor,

Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]

For shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You can enter your proxy vote by clicking the "Proxy Voting" link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

Because electronic proxy materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touch-tone telephone. If you vote through the Internet link, you will be required to enter the control number. For touch-tone, you will be required to enter the control number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these proxy materials at the following Web address[es]:

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]
http://www.xxxxxxx

[Included if merger: Prospectus[:]
http://www.xxxxxxx]

If your e-mail software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Help: Questions? Please contact your representative. (Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.)

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

622776.2.1

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[picture of Fidelity Investments and pyramid design logo appears]
[email template is framed by dark green border with text appearing in white or light gray areas within the frame]
Secure Login [picture of a lock appears] (hyperlink to fidelity.com log-in screen)

[Green Line with arrow logo appears] Important proxy voting material is ready for your action	Quick Links Get Assistance (hyperlink to Phone Numbers page on fidelity.com)

A Special Meeting of Shareholders for [fund name] takes place on [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]. Shareholders as of [record date (format can be MM/DD/YY or Month Day, Year)], are eligible to cast a proxy vote.

[If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year)]

You can cast your vote online or via phone (instructions below). Your Control Number, which may be required to vote, is [control number].

(picture of green computer screen appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen) and follow the online instructions. In order to access the site, your browser must support secure transactions. (Security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar.)

(picture of green telephone handset appears) Call [insert touch-tone voting telephone number - Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ] and follow the recorded instructions.

Learn more about the shareholder meeting through the proxy material available online:

[hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]

[for a merger, hyperlink to prospectus also appears: [Prospectus]]

If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.

To access the document, you may need Adobe Reader software. This software is available for download at no cost (hyperlink to get.adobe.com/reader). Download time varies by Internet connection.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 800-544-6666 and press "0" to speak to a Fidelity Representative.

If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your proxy materials, please call 877-208-0098.

(picture of green Fidelity eDelivery logo appears) eDelivery
You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.

Contact Us - We're Here to Help 800-544-6666 | Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)

Fidelity.com (hyperlink to fidelity.com home page)| Privacy Policy (hyperlink to Privacy Policy on fidelity.com) | Terms of Use (hyperlink to Terms of Use on fidelity.com)

To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.

Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.1.1

© 2014 FMR LLC

All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fidelity Investments pyramid design and Turn Here logo]

First Name Last Name plan sponsor

[Green Line and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.

This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders

Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)

For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the "Proxy Vote" link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 and follow the recorded instructions.

CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s]/link(s)]:

[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold)
http://www.xxxxxxx

[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://www.xxxxxxx]

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109

625428.5.0

© 2013 FMR LLC All rights reserved

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

  Confirm that your e-mail account is still active.
  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version
www.2votemyproxy.com

[Upon log-in shareholder sees Screen 1]

SCREEN 1
"Log-in Screen"

Link 1 - (right justified)

View Proxy Materials

[link to all electronic proxy materials]

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Input A - (left justified)

Please enter the Control Number from your Proxy Card or eMail Notification: [box in which to insert control number appears here]

Input B - (centered)

[VOTE]

Graphic I - (left justified)
[Sample proxy card appears here to help shareholder identify the location of the control number on a proxy card]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon input of Control Number and selection of input B ("Vote" button) shareholder is directed to Screen 2]

SCREEN 2
"Voting Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]

Text 2 - (centered)

You are encouraged to specify your choice[s] by marking your selection[s] below. To submit your vote, please select the SUBMIT button at the bottom of the screen. If you do not select a vote option for a proposal, your vote for that proposal will be cast in accordance with the recommendation of the Board of Trustees

Text 3 - (left justified)

Proposal[s]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]:

Input A - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[ ] For [ ] Withhold (will appear next to each nominee name)

Input B - (left justified)

2	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input C - (left justified)

3	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input D - (left justified)

4	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input E - (left justified)

5	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Text 3 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Input F - (centered)

You will have an opportunity to confirm that your [selections were/selection was] properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selection[s] carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to
appoint [insert proxy agent names], or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

Links - (centered)

[Show Current Proxy Materials] [Show All Proxy Materials]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of "Submit" button shareholder is directed to Vote Confirmation Screen (Screen 3)]

SCREEN 3
"Vote Confirmation Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: "Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Text 5 - (centered)

[If email confirmation was requested on the "Voting Screen":] An email with confirmation of this vote will be sent to: [email address]

Hyperlink 1 - (centered)

[Change My Vote]

[Directs shareholder to Screen 2 "Voting Screen" to change vote]

Hyperlink 2 - (centered)

[Print]

[Directs shareholder to "Proxy Vote Summary Page"]

Hyperlink 3 - (centered)

[Vote Another Proxy]

[Directs shareholder to Screen 1 "Log-in Screen"]

Hyperlink 4 - (centered)

[Exit Internet Proxy Voting Service]

[Directs shareholder to Screen 4 "Exit Screen"]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of "Exit Internet Proxy Voting Service" button on Screen 3 shareholder is directed to Screen 4]

SCREEN 4
"Exit Screen"

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Thank you for voting.

Have a nice day!

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005

[Upon selection of the "Print" button on Screen 3 a summary in the following form prints]

Form of

"Proxy Vote Summary Page"

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: "Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1
	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

[If shareholder requests email confirmation on Screen 2 "Voting Screen", a confirmation in the following form will be sent to the designated email address ]

Form Of

Email Confirmation

[Trust Name: Fund Name]
The Special Meeting of Shareholders to be held on [Meeting Date]
Date: xx/xx/xxxx
Time: XXXX
Control Number: *********XXXXX

Proposal 1:	[To elect a Board of Trustees:]
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(01)	(Nominee's name will appear)
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(02)	(Nominee's name will appear)
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(03)	(Nominee's name will appear)
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(##) (will continue until all Nominees have been listed)	(Nominee's name will appear)

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 2:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 3:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 4:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 5:	[Title of proposal to be inserted]

Text - (left justified)

Dear Shareholder:

In connection with the above-referenced Special Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated above in accordance with your voting instructions. If your vote is incorrect, please log in at www.2votemyproxy.com immediately to correct your vote. You may also call toll-free at 1-800-991-5630 and follow the recorded voting instructions. You will need your entire Control Number to vote.

On behalf of Fidelity Investments, thank you for your participation and cooperation

[If shareholder selects "View Proxy Materials" ]

Form Of

"View Proxy Materials Page"

View All Proxy Materials page:

Link 1 - (right justified)

View Proxy Materials Login

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

[when select "Log-in" button shareholder is directed to Screen 1 "Log-in Screen"]

Text - (left justified) View Proxy Materials

Text - (left justified) [Fidelity Investments]

Text - (left justified) [Click on the document that you wish to view:]

[If shareholder has already input his/her control number the trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear before the table)

Table 1 - (centered)

Date	Trust Name: Fund Name(s)	Link(s) Click on the document that you wish to view:
[Mail Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]
[Mail Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

View Current Proxy Materials page:

Text - (left justified) View Current Proxy Materials

Text - (left justified) [Fidelity Investments]

Text - (left justified) [Click on the document that you wish to view:]

[trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear here)

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number located in the box on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSE IF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 6, ELSE IF caller presses 0 go to Speech 2

Go to Closing B

Speech 3	Proposal 1 [proposal title may be read]: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 3a, ELSE IF go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 3a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 3b	Press 1 to withhold for another nominee, Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 3a, ELSE IF the caller presses 0 go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 4	Proposal 2 [proposal title may be read]: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 5	Proposal 3 [proposal title may be read]: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Proposals will repeat until all proposals have been voted
Go to Closing B once all proposals have been voted

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0.

If caller presses 1 go to Speech 6, ELSE IF the caller presses 0 go to Speech 2

Speech 6	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSE IF the caller presses 0 go to Speech 7

Speech 7	Thank you for voting.

FORM OF

D.F. King & Co., Inc.

Telephone Script

Fidelity Investments

Introduction

Hello, my name is ___________, calling from D.F. King & Co., Inc. on behalf of Fidelity Investments may I speak with Mr./Ms. __________.

(Once Shareholder is on the line)

Mr./Ms. ___________, this conversation will be recorded. D.F. King & Co., Inc. has been retained by Fidelity Investments to help solicit and record shareholder votes with regards to the special shareholders' meeting of [NAME OF TRUST: NAME OF FUND] scheduled for [shareholder meeting date]. Have you received the proxy statement regarding the meeting? [If the shareholder meeting has been adjourned: The original shareholder meeting scheduled for [original shareholder meeting date] has been adjourned until [adjourned shareholder meeting date] due to a lack of shareholder participation.]

IF NO - Then help the shareholder obtain the material he/she requires. If a NOBO, give him/her the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

IF YES - The fund's Board of Trustees is asking you to consider [#] proposal[s] which they have studied carefully and they recommend that you vote in favor of proposal[s] [#] [and against proposal[s] [#]]. For your convenience you can cast your vote by mail, internet, or touch-tone telephone if you still have your paper proxy card. If you received your proxy material electronically you can vote via internet or touch-tone telephone as indicated in the email you received. I can also record your vote over the telephone. Would you like me to record your vote over the telephone right now?

IF YES - Do you have any questions before we proceed?
If shareholder asks how to vote via the internet, the website is located on the shareholder's paper proxy card or in the email he/she received that contained the proxy material; the shareholder will need the control number from his/her proxy card or email in order to vote.
If shareholder asks how to vote via touch-tone telephone, the telephone number is located on the shareholder's paper proxy card or in the email he/she received that contained the proxy material- he/she will need the control number from his/her proxy card or email in order to vote.
Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of proposal[s] [#] [and against proposal[s] [#]]. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections (including, with respect to any shareholder proposal, the "Statement of Opposition" that follows the proposal) or by referring to the Q&A that accompanied the proxy statement.
Here is how we will proceed. The call will be recorded. I will ask you for two pieces of information for verification: your name and your address. Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your vote, which will tell you how to make any changes, if you wish to do so. Do you feel comfortable with this process?

IF NO - Do you have any questions that I may answer about this proxy for you?
Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of proposal[s] [#] [and against proposal[s] [#]]. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections (including, with respect to any shareholder proposal, the "Statement of Opposition" that follows the proposal) or by referring to the Q&A that accompanied the proxy statement.
Your vote is very important. At your earliest convenience please vote your shares. If you received your proxy material in the mail you can vote by completing and mailing in the proxy card or by following the instructions on the card regarding how to vote by internet or touch-tone telephone. If you received your proxy material electronically the information you need to vote by internet or telephone can be found in the email you received.
The shareholder meeting cannot be held until enough shareholders have participated. Are you sure that you do not want to take advantage of voting your shares right now over the telephone?

IF YES - Are you ready?

Begin the Vote

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of Fidelity Investments. Today's date is __________ and the time is __________.
May I please have your full name? [If shareholder is an entity: May I please have your title? Can you confirm that you are authorized to direct the voting of these [insert name of fund] shares?]
May I please have your address?
Have you received the proxy materials?

Actual Voting

The fund's Board of Trustees is asking you to consider [#] proposal[s] which they have studied carefully. They recommend that you vote in favor of proposal[s] [#] [and against proposal[s] [#]]. Would you like to vote as recommended by the Board?

If you are required to read the proposal individually, end each proposal by saying, "Your Board recommends that you vote [in favor / against] the proposal. How would you like to vote?" For most proposals, the valid responses are
F = For proposal.
A = Against proposal.
B = Abstain.
For Director/Trustee voting, the only valid responses are:
F = For at least one or more of the nominees.
W = Withhold authority for all nominees.

Closing

I have recorded your vote[s]. You have voted __________ [insert summary of proposal voting]. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it on to the fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

Fidelity Investments

Answering Machine Message

Hello. This is ______________ calling from D.F. King & Co., Inc. regarding your investment in the Fidelity funds. You should have recently received proxy materials regarding the Special Shareholders' Meeting to be held on [shareholder meeting date]. [If shareholder meeting has been adjourned replace last sentence with: The original shareholder meeting scheduled for [original shareholder meeting date] has been adjourned until [adjourned shareholder meeting date] due to a lack of shareholder participation.]

Your vote is very important. At your earliest convenience please vote your shares. If you received your proxy material in the mail you can vote by completing and mailing in the proxy card or by following the instructions on the card regarding how to vote by internet or touch-tone telephone. If you received your proxy material electronically the information you need to vote by internet or telephone can be found in the email you received.

If you have any questions, require assistance, or need new proxy materials, please call D.F. King, which is assisting your fund, at 1-800-848-3155.

Thank you for your consideration.

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions
What is Proxy Voting?
When will I receive the information I need to vote?
How can I submit a proxy vote?
I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
I used to enter a PIN when voting proxy, why is this now no longer required?
I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?
A:

Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

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Q:	When will I receive the information I need to vote?
A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

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Q:	How can I submit a proxy vote?
A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

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Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.
Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

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Q:	I used to enter a PIN when voting proxy, why is this now no longer required?
A:

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

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Q:	I voted and I would like to change my vote, is this possible?
A:

Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

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